Exhibit 10.19

May 30, 2003

Hudson Technologies, Inc.
Hudson Technologies Company
c/o 275 North Middletown Road
Pearl River, New York  10965
Attention:  President

Re:   New Notes

      Reference is made to the registration statement on Form SB-2 filed by Hudson Technologies, Inc. (the "Company") with the Securities and Exchange Commission on May 9, 2003 (the "Registration Statement") in connection with the offering of shares of common stock of the Company.

      The Registration Statement states that Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (the "Fleming Funds") have agreed that if the gross proceeds from the shares sold by the Company for cash in the offering to the Company's stockholders and other investors (other than the Fleming Funds) together with the amount of principal and accrued interest due on the outstanding $1,650,000 principal amount of Convertible Notes (as defined in the Registration Statement) that will be converted to common stock in connection with the offering is less than $2,575,000, the Fleming Funds will purchase from the shares being offered to the public that number of shares (not
to exceed $       ) necessary for the Company to reach the $2,575,000 level
(hereinafter referred to as the "Top-Off Amount").

      In connection with a certain loan agreement between Hudson Technologies Company, a wholly-owned subsidiary of the Company ("Hudson") and Keltic Financial, LP ("Lender"), the Company has requested that the Fleming Funds loan an aggregate of $575,000 to Hudson in exchange for the issuance of non-convertible unsecured promissory notes in the aggregate principal amount of $575,000 (the "New Notes"). The Fleming Funds are considering such request.

      The confirmation in writing below by each of the Company and Hudson of the following terms and conditions is a condition precedent to the making of such loan by the Fleming Funds in exchange for the New Notes (the "New Note Transaction"), and in order to induce the Fleming Funds to enter into the New Note Transaction and in consideration therefor, and in consideration of the mutual covenants set forth herein, each of the Company and Hudson enter into this letter agreement and make such confirmation:

            1. The Top-Off Amount shall not exceed $925,000.

            2. The Company and Hudson acknowledge that in the event that the Fleming Funds enter into the New Note Transaction, the Fleming Funds will and should rely on the amounts owed to the Fleming Funds by Hudson under the New Notes to first be repaid prior to and in order to make the payment of any "Top-Off Amount" contemplated by the Registration Statement.

            3. In the event that (i) the Fleming Funds enter into the New Note Transaction, and (ii) there is an Event of Default under the terms of the New Notes such that the New Notes may not be repaid, in whole or in part, to satisfy the Top-Off Amount, then the Top-Off Amount shall be immediately reduced, without any further action on the part of the Fleming Funds, by the amount of such default (including both principal and interest due under the New Notes).

      This letter agreement shall be binding upon the Company, Hudson and their respective successors and assigns. Each of the Company and Hudson represents and warrants that it has the power and authority to enter into this letter agreement and agree to, and perform, the terms and conditions herein.

                           [Signature page to follow]

                               FLEMING US DISCOVERY FUND III, L.P.

                                   By:   FLEMING US DISCOVERY PARTNERS, L.P.,
                                         its general partner

                                         By:    FLEMING US DISCOVERY, LLC,
                                                its general partner


                                         By: /s/ Robert L. Burr
                                             ---------------------------------
                                              Robert L. Burr, member


                               FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

                                   By:   FLEMING US DISCOVERY PARTNERS, L.P.,
                                         its general partner

                                          By:    FLEMING US DISCOVERY, LLC,
                                                       its general partner


                                          By: /s/ Robert L. Burr
                                             ---------------------------------
                                                     Robert L. Burr, member

AGREED AND ACCEPTED:

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman
   --------------------------
   Name:  Brian F. Coleman
   Title: President and
          Chief Operating Officer


HUDSON TECHNOLOGIES COMPANY

By: /s/ Brian F. Coleman
   --------------------------
Name:  Brian F. Coleman
Title: President and
       Chief Operating Officer